Exhibit 10.107

SECOND AMENDMENT

TO THE

CONTRIBUTION AND EXCHANGE AGREEMENT

August 1, 2019

THIS SECOND AMENDMENT TO THE CONTRIBUTION AND EXCHANGE AGREEMENT (this “Second Amendment”), made as of this 1st day of August, 2019, by and among William L. Mack, David S. Mack, Earle I. Mack and Fredric Mack (collectively, the “Mack Group”), Mack-Cali Realty Corporation, a Maryland corporation (the “Company”), and Mack-Cali Realty, L.P., a Delaware limited partnership (“Operating Partnership”).

WHEREAS, the Mack Group, the Company and the Operating Partnership are parties to that certain Contribution and Exchange Agreement, dated as of September 18, 1997, as amended by that certain First Amendment (the “First Amendment”), dated as of December 11, 1997 (as amended, the “Agreement”);

WHEREAS, members of the Mack Group desire that their rights to designate or nominate members of the Board under Section 26 the Agreement be terminated in accordance with the terms and conditions set forth herein;

WHEREAS, all capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

I.  TERMINATION OF BOARD NOMINATION RIGHTS.

1.    Any and all rights of the Mack Group (or any individual members thereof) to designate or nominate any members of the Board under Section 26.2 of the Agreement are hereby terminated, and any and all requirements under Section 26.2 of the Agreement that a party to the Agreement support a nominee of the Mack Group to the Board are hereby terminated.

2.    Each of Sections 26.2(i), 26.2(v) and 26.2(vi) of the Agreement is hereby deleted in its entirety and shall have no further force or effect.

II.  MISCELLANEOUS.

1.    This Second Amendment constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties, and, except as modified herein, the Agreement shall remain in full force and effect.  This Second Amendment shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Second Amendment express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Second Amendment.

2.    This Second Amendment cannot be amended, waived or terminated orally, but only by an agreement in writing signed by the party to be charged.

3.    This Second Amendment shall be interpreted and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns.

4.    The caption headings in this Second Amendment are for convenience only and are not intended to be part of this Second Amendment and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

5.    If any term, covenant or condition of this Second Amendment is held to be invalid, illegal or unenforceable in any respect, this Second Amendment shall be construed without such provision.

6.    This Second Amendment shall not be effective or binding until such time as it has been executed and delivered by all parties hereto.

7.    Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

8.    This Second Amendment may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first set forth above.

MACK-CALI REALTY, L.P.

By: Mack-Cali Realty Corporation, its general partner

By: /s/ Gary T. Wagner
Name: Gary T. Wagner
Title:   General Counsel and Secretary

MACK-CALI REALTY CORPORATION

By: /s/ Gary T. Wagner
Name: Gary T. Wagner
Title:   General Counsel and Secretary

58307725v.1

THE MACK GROUP

/s/ William Mack
William Mack

/s/ David Mack
David Mack

/s/ Earle Mack
Earle Mack

/s/ Fredric Mack
Fredric Mack

[Signature Page to Second Amendment to Contribution and Exchange Agreement]